Dine Brands Global, Inc. Investor Day FEBRUARY 21, 2018 Exhibit 99.1

Forward-Looking Information: The content contained in this presentation is as of February 21, 2018. The Company assumes no obligation to update or supplement the information. Statements contained in this press release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can identify these forward-looking statements by words such as "may," "will," “would,” "should," “could,” "expect," "anticipate," "believe," "estimate," "intend," "plan," “goal” and other similar expressions. These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those expressed or implied in such statements. These factors include, but are not limited to: general economic conditions; our level of indebtedness; compliance with the terms of our securitized debt; our ability to refinance our current indebtedness or obtain additional financing; our dependence on information technology; potential cyber incidents; the implementation of restaurant development plans; our dependence on our franchisees; the concentration of our Applebee’s franchised restaurants in a limited number of franchisees; the financial health our franchisees; our franchisees’ and other licensees’ compliance with our quality standards and trademark usage; general risks associated with the restaurant industry; potential harm to our brands’ reputation; possible future impairment charges; the effects of tax reform; trading volatility and fluctuations in the price of our stock; our ability to achieve the financial guidance we provide to investors; successful implementation of our business strategy; the availability of suitable locations for new restaurants; shortages or interruptions in the supply or delivery of products from third parties or availability of utilities; the management and forecasting of appropriate inventory levels; development and implementation of innovative marketing and use of social media; changing health or dietary preference of consumers; risks associated with doing business in international markets; the results of litigation and other legal proceedings; third-party claims with respect to intellectual property assets; our ability to attract and retain management and other key employees; compliance with federal, state and local governmental regulations; risks associated with our self-insurance; natural disasters or other series incidents; our success with development initiatives outside of our core business; the adequacy of our internal controls over financial reporting and future changes in accounting standards; and other factors discussed from time to time in the Company's Annual and Quarterly Reports on Forms 10-K and 10-Q and in the Company's other filings with the Securities and Exchange Commission. The forward-looking statements contained in this release are made as of the date hereof and the Company does not intend to, nor does it assume any obligation to, update or supplement any forward-looking statements after the date hereof to reflect actual results or future events or circumstances. Non-GAAP Financial Measures: This content includes references to the Company's non-GAAP financial measure “Adjusted free cash flow.” “Adjusted free cash flow” for a given period is defined as cash provided by operating activities, plus receipts from notes and equipment contracts receivable, less capital expenditures. Management uses adjusted free cash flow in its periodic assessments of, among other things, the amount of cash dividends per share of common stock and repurchases of common stock and we believe it is important for investors to have the same measure used by management for that purpose.  Adjusted free cash flow does not represent residual cash flow available for discretionary purposes. Additionally, “Adjusted EPS” is one of the metrics used in determining payouts under the Company’s annual cash incentive plan. “Adjusted EPS” is computed for a given period by deducting from net income or loss available to common stockholders for such period the effect of any closure and impairment charges, any gain or loss related to debt extinguishment, any intangible asset amortization, any non-cash interest expense, any gain or loss related to the disposition of assets, and other items deemed not reflective of current operations.  This is presented on an aggregate basis and a per share (diluted) basis. This content refers to the Company's non-GAAP financial measure “EBITDA.” The Company defines "EBITDA" for a given period as income before income taxes less interest expense, loss on extinguishment of debt, depreciation and amortization, closure and impairment charges, non-cash stock-based compensation, gain or loss on disposition of assets and other charge backs that may be permitted under its securitization loan agreement. Management may use certain of these non-GAAP financial measures along with the corresponding U.S. GAAP measures to evaluate the performance of the business and to make certain business decisions.  Management believes that these non-GAAP financial measures provide additional meaningful information that should be considered when assessing the business and the Company’s performance compared to prior periods and the marketplace.  Adjusted free cash flow, adjusted EPS and EBITDA are supplemental non-GAAP financial measures and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with U.S. GAAP. The Company does not provide a GAAP equivalent or non-GAAP reconciliation for 2022 guidance due to the uncertainty associated with the metrics used to calculate such reconciliations, including the fluctuation and uncertainty in Company revenues and sales performance at our IHOP and Applebee’s restaurants Disclosures 2 ©️ 2018 Dine Brands Global, Inc. All Rights Reserved.

8:00-8:20 a.m. 8:20-8:50 a.m. 8:50-9:20 a.m. 9:20-9:50 a.m. 9:50-10:10 a.m. 10:10-10:25 a.m. 10:25-10:45 a.m. 10:45-11:15 a.m. 11:15-11:30 a.m. 11:30 a.m.- Noon Agenda Introduction and Dine Brands Overview Vision 2022 IHOP Strategic Review Applebee’s Strategic Review International Strategic Review Break Technology and Innovation Financial Summary Closing Remarks Q&A Steve Joyce Steve Joyce Darren Rebelez John Cywinski William Urrego Adrian Butler Gregg Kalvin Steve Joyce Presenters

Dine Brands Overview Steve Joyce CHIEF EXECUTIVE OFFICER

Business Overview Dine Brands Overview Leadership Team Investment Highlights Financial Goals Dine Brands Overview

Two iconic brands – IHOP and Applebee’s 3,700+ restaurants $7.4 billion in system sales #1 in U.S. Family and Casual dining(1) Expanding international presence 100% franchised model 2017 revenue of $738mm(2) and EBITDA of $224mm(3) Industry-leading margins and significant cash generation(4) Business Overview (1)Annual ranking Nation’s Restaurant News, “Top 100”, June 19, 2017 (2) Includes IHOP and Applebee’s advertising revenue (3) See Appendix for reconciliation of the Company’s income before taxes to EBITDA (4) Data from FactSet Dine Brands Overview

Previously President and CEO of Choice Hotels Has served on Dine Brands board of directors since 2012 Spent 26+ years with Marriott in senior positions Active member of the hospitality industry and business community Served on a variety of boards and community organizations, including Chair of the International Franchise Association Leadership Team: Steve Joyce, CEO Dine Brands Overview

8

Leadership Team: Deep & Experienced


New
Steve Joyce
CEO
Bryan Adel
Senior Vice President, Legal, General Counsel & Secretary
Amy Mason
Senior Vice President, Communications, Public Affairs & Consumer Insights
New
Greg Bever
Senior Vice President & Chief People Officer
New
John Cywinski
President, Applebee's
Darren Rebelez
President, IHOP
Adrian Butler
Senior Vice President, CIO
William Urrego
Regional VP and General Manager, The Americas
Gregg Kalvin
Interim CFO & Senior Vice President, Corporate Controller
New
Steve Levigne
VP Consumer Insights
New
Joel Yashinsky
Senior Vice President, Chief Marketing Officer
New
Kevin Carroll
Senior Vice President, Operations
Scott Gladstone
Vice President, Strategy and Off-Premise
Patrick Kirk
Vice President, Beverage
Reid Leslie
Vice President, Marketing
New
Stephen Bulgarelli
Chief Culinary Officer
New
Brad Haley
Chief Marketing Officer
Jay Johns
Senior Vice President, Operations
New
Carrie Stojack
VP Consumer Insights
Gregg Benvenuto
Vice President, Development
New
Nevielle Panthaky
Chief Culinary Officer
Adam Snow
Vice President, Strategy and Business Analytics
Alisa Gmelich
VP Marketing

Dine Brands Overview

Implementing a plan to stabilize and grow performance at both brands Executing a new strategy Optimistic about the future Commitment to Success OUR GOAL: RETURN TO GROWTH & CREATE SIGNIFICANT VALUE FOR SHAREHOLDERS & FRANCHISEES Dine Brands Overview

Investment Highlights Significant Scale in the U.S. Expanding International Presence Favorable Guest Dynamics 100% Franchised Model with Strong and Improving Franchisee Base Leader in U.S. Family and Casual Dining Robust EBITDA Margins Substantial Cash Flow Generation History of Significant Capital Return New Strategy, Culture and Philosophy Dine Brands Overview

Two Iconic Brands Founded in 1958 Leader in Family Dining category IHOP system has 1,786 locations globally 2017 system-wide sales: $3.3 billion 2017 franchise revenue: $185 million(1) #1 among Family Dining restaurants in the U.S.(2) All 50 states 13 Countries International 6% United States 94% Founded in 1980 Leader in Casual Dining category Applebee’s system has 1,936 locations globally 2017 domestic system-wide sales: $4.1 billion 2017 franchise revenue: $169 million(1) #1 among Casual Dining restaurants in the U.S.(2) All 50 states 15 Countries International 8% United States 92% Source: Company’s fiscal 2017 Form 10-K filing and fourth quarter fiscal 2017 earnings press release dated February 20, 2018. (1) Excludes advertising revenue (2) Source: Nation’s Restaurant News, “Top 100,” June 19, 2017. Dine Brands Overview

Significant Scale in the U.S. 51 or more locations 21 - 50 locations 20 or fewer locations Alaska Hawaii Total U.S. Locations 1,671 International 115 Total Locations 1,786 Existing IHOP System December 2017 51 or more locations 21 - 50 locations 20 or fewer locations Alaska Hawaii Existing Applebee’s System December 2017 Total U.S. Locations 1,782 International 154 Total Locations 1,936 Source: Company’s fiscal 2017 Form 10-K filing and fourth quarter fiscal 2017 earnings press release dated February 20, 2018 Dine Brands Overview

Expanding International Presence Bahrain: (3 locations) Guam & North Mariana Islands: (4 locations) Egypt: (1 location) India: (1 location) Indonesia: (2 locations) Kuwait: (13 locations) Lebanon: (1 location) Qatar: (8 locations) Saudi Arabia: (35 locations) Thailand: (1 location) United States: (3,453 locations) Brazil: (9 locations) Canada: (44 locations) Chile: (1 locations) Costa Rica: (3 locations) Dominican Republic: (3 locations) Guatemala: (7 locations) Mexico: (98 locations) Panama: (4 locations) UAE: (16 locations) Puerto Rico: (10 locations) Key Target Markets Mexico Canada Middle East Source: Company’s fiscal 2017 Form 10-K filing

Favorable Guest Dynamics Source: NPD Consumer Reports on Eating Share Trends (CREST) Includes Denny’s, Cracker Barrel, Bob Evans and Panera Includes Chili’s, Ruby Tuesday, TGI Fridays, Outback and Olive Garden 49% of guests are age 34 and below 45% of guests are age 34 and below IHOP GUEST AGE DEMOGRAPHICS APPLEBEE’S GUEST AGE DEMOGRAPHICS (1) (2) Dine Brands Overview

100% Franchised Model % FRANCHISED VS. FAMILY/CASUAL DINING PEERS (2) % FRANCHISED TODAY VS. AT 2007 MERGER Includes restaurants operated by area licensees Public company 10-K filings Source: Company’s Form 10-K filings, earnings press releases and internal Company data (1) (1) Dine Brands is the highest % franchised of Family / Casual Dining peers Company-operated Dine Brands Overview

321 franchisees globally Franchisee operates average of 5 units Strong financial health Strong and Improving Franchisee Base FRANCHISEES AT BOTH BRANDS ARE HIGHLY ENGAGED AND SUPPORTIVE OF BUSINESS STRATEGY 60 franchisees globally Franchisee operates average of 32 units Notable improvements realized in Q4 2017 and expected in 2018 Dine Brands Overview

Leader in U.S. Family and Casual Dining Source: Nation’s Restaurant News, “Top 100,” June 19, 2017 2016 U.S. SYSTEM-WIDE SALES VS. KEY PEERS Peer Average $1.9 Peer Average $3.4 #1 in Family Dining #1 in Casual Dining 2016 U.S. SYSTEM-WIDE SALES VS. KEY PEERS ($bn) Dine Brands Overview

Robust EBITDA Margins Source: FactSet, Company’s Form 10-K filings for fiscal years 2016 and 2017 and Company projections Note: Excludes advertising revenue See Appendix for reconciliation of non-GAAP financial measures (1) Highly Franchised peers include Denny’s, Dominos, Dunkin’, Restaurant Brands International, Wendy’s, Sonic, Jack in the Box and Papa John’s. (2) Family / Casual Dining peers include Darden, Cracker Barrel, Brinker, Texas Roadhouse, Bloomin’, Cheesecake Factory, Buffalo Wild Wings, BJ’s, and Red Robin. 100% franchised business model generates significant profit on new revenue and industry-leading margins (1) (2) 18 Dine Brands Overview

FULLY-FRANCHISED AND ASSET-LITE MODEL GENERATES SUBSTANTIAL ADJUSTED FREE CASH FLOW Investment to drive growth at both brands Attractive capital return to shareholders Minimal capex requirements Substantial Cash Flow Generation (1) See appendix for reconciliation of the Company's cash provided by operating activities to adjusted free cash flow Source: Company’s Form 10-K filings for fiscal years 2016 and 2017, and Company projections ADJUSTED FREE CASH FLOW(1) Includes $30M in corporate Ad fund contribution for Applebee’s 19 $94 - $114 Dine Brands Overview ($mm)

Shareholder-friendly capital return policy via dividends and share repurchases Quarterly cash dividend of $0.63 per share in Q1 2018 (implied yield of ~4.7%(1), attractive vs. industry peers) History of Significant Capital Return SINCE 2015, DINE HAS RETURNED ~$340 MILLION TO SHAREHOLDERS THROUGH CASH DIVIDENDS AND SHARE REPURCHASES Source: Company’s Form 10-K filings for fiscal years 2015-2017 (1) Assumes a common stock price of $54 CAPITAL RETURN TO SHAREHOLDERS Dividends Share Repurchase Dine Brands Overview ($mm)

New Culture and Philosophy Returning to growth High-performance, values-based culture SHIFT IN CULTURE AND STRATEGY Actively supporting brands, not overseeing them Being bolder Restructuring to ensure brands have necessary resources Taking risks and moving forward Dine Brands Overview

Significant Investment in Existing Brands Continued Partnership with Franchisees Greater Emphasis on Data and Analytics New Technology to Enable Future Growth G&A Expense Discipline Shifting Capital Allocation Priorities Scalable Platform for New Opportunities Strong Projected Financial Performance Vision 2022 Vision 2022

Remodels and culinary innovation Enhanced traditional & digital marketing Dedicated training and operations Technology to enable greater guest access New growth platforms (e.g., To-Go, new formats) Data insights and advanced analytics Reassigning key functions to create greater efficiency for both brands Significant Investment in Existing Brands Vision 2022

Continued partnership on a unified approach going forward Additional contributions to national advertising to fuel breakthrough content Restructured organization to best support the needs of our franchisees Emphasis on agility and innovation at Dine Brands to create opportunities for our franchisees Continued Partnership with Franchisees Our success is dependent on the success of our franchisees Vision 2022

Greater Emphasis on Data and Analytics Who our guests are What matters to them Why they care about our brand Deliver the value and experience our guests expect Make each guest visit more compelling and unique Drive traffic and conversion to a higher average check …AND WE’RE USING THIS INFORMATION TO… WE KNOW MORE THAN EVER ABOUT… Vision 2022

New Technology to Enable Future Growth UTILIZING TECHNOLOGY TO ENHANCE THE GUEST EXPERIENCE Creating greater access through technology Improving guest and team member experience Server tablets, table-side payments and WiFi Online ordering now available nationwide Currently testing delivery Vision 2022

We are committed to maintaining significant cost discipline and targeting G&A growth at or below inflation General & Administrative Expense Discipline 2017A 2018E $151M $166M ~9% YoY Reduction G&A “RIGHT SIZED” IN 2018E (1) Based on midpoint of 2018 guidance Vision 2022 Source: Internal Company data and projections

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Shifting Capital Allocation Priorities

- Quarterly cash dividend of $0.63 per share in Q1 2018 ($2.52 per share annualized)
- Payout ratio of ~44%[1]
- Opportunity for meaningful share repurchases

RETURNING CAPITAL TO SHAREHOLDERS REMAINS A TOP PRIORITY



DIVIDEND YIELD
~4.7%(2)
Dividend remains amongst highest in restaurant category
~2%
DINE BRANDS
Highly Franchised Peers
Family / Casual Dining Peers

Source: Wall Street research and company filings. Highly Franchised peers include Denny's, Dominos, Dunkin', Restaurant Brands International, Wendy's, Sonic, Jack in the Box and Papa John's. Family / Casual Dining peers include Darden, Cracker Barrel, Brinker, Texas Roadhouse, Bloomin' Brands, Cheesecake Factory, Buffalo Wild Wings, BJ's Restaurants and Red Robin Gourmet Burgers.
(1) Based on an approximate mid-point of 2018 guidance for adjusted free cash flow of $104 million.
(2) Assumes a common stock price of $54

Vision 2022

Existing platform of corporate infrastructure Extensive experience operating franchised model Strong and well capitalized future franchisee base Proficiency in building and growing brands Robust cash flow for continued investment Scalable Platform for New Opportunities STRATEGIC EXPANSION OF PORTFOLIO ENABLED BY Potential New Concepts Vision 2022

Strong Projected Financial Performance 30 REVENUE Low single digit growth(1) Applebee’s: +3% IHOP: +2% International: +15% ADJUSTED EPS (3) $63 $175+ $4.15 $10.00+ $738(1) $900+(1) $492(2) $565+(2) EBITDA(3) Mid single digit growth 10%+ margin expansion $224 $315+ ADJUSTED FREE CASH FLOW (3) Increasing free cash flow with significant return to shareholders High teens EPS growth Vision 2022 ($mm) 46% Margin (2) 56% Margin (2) Source: Company’s fiscal 2017 Form 10-K filings and Company projections. Includes IHOP and Applebee’s advertising revenue Excludes advertising revenue See appendix for reconciliation of the Company’s non-GAAP financial measures.

IHOP Strategic Review Darren Rebelez PRESIDENT, IHOP

Business & Industry Overview Franchise Portfolio Guest Insights Growth Strategy Future Performance IHOP Strategic Review

SCALE Founded in 1958 Leader in Family Dining category 1,671 IHOP locations domestically 301 domestic franchisees in the system Business Overview BRAND OVERVIEW DINING OCCASIONS Late Night 7% Breakfast 49% Dinner 16% Lunch 28% Source: Company’s fiscal 2017 Form 10-K filing and fourth quarter fiscal 2017 earnings press release dated February 20, 2018. (1) Excludes advertising revenue (2) Source: Nation’s Restaurant News, “Top 100,” June 19, 2017. KEY FINANCIALS MARKETS (% OF UNITS) 13 Countries International 6% All 50 states United States 94% #1 among Family Dining restaurants in the U.S.(2) Fiscal 2017 system-wide sales: $3.3bn Fiscal 2017 Franchise revenue: $185mm(1)

The Family Dining Category is Attractive and Growing (1) Hypothesis, Inc. Peers include Waffle House, Cracker Barrel, Denny’s and Bob Evans (2) Lieberman Research Worldwide (3) The NPD Group, Inc. And breakfast food item servings are also increasing at PM day parts (3) BREAKFAST TRAFFIC IS GROWING…(2) …AND IHOP IS A BREAKFAST LEADER(1) Breakfast = 6am-11am, Lunch = 11am-4pm, Dinner = 4pm-10pm, Late Night = 10pm-6am Source: The NPD Group/CREST YE November Good For Breakfast Items Guest Familiarity

Family Dining Has Significant Global Opportunities (1) 2017 Technomic, Inc. Distributor Intelligence Report Note: Global 150 includes world’s 150 largest chains; industry includes smaller chains and independents The global foodservice industry represents over $3 trillion in sales, of which only 25% occurs in the U.S. (1) IHOP DELHI - INDIA IHOP BANGKOK - THAILAND IHOP WINNIPEG- CANADA

Leader in Family Dining for the Last 10 Years Source: Annual ranking by Nation’s Restaurant News, “Top 100,” June 19, 2017 (IHOP rank based on U.S. system-wide sales in the family dining category). #1 in System Sales 2016 SYSTEM-WIDE SALES VS. PEERS 2016 UNIT COUNT VS. PEERS #2 in Unit Count

Historical Performance vs. Peer Average NPD NPD Recount Source: NPD Crest through year end December 31, 2017 CAGR 2012-2017 (December) (1) SYSTEM SALES GROWTH NET UNIT GROWTH CAGR 2012-2017 (Fall 2017)(2) Peer Average Peer Average

Historical Financial Performance Source: Internal Company data, Company’s fiscal 2017 Form 10-K filing and fourth quarter fiscal 2017 earnings press release dated February 20, 2018 (1) Excludes advertising revenue Steadily improving margin profile despite structural run-off of receivables from Rental and Financing segments IHOP REVENUE AND PROFITABILITY(1) RESTAURANT COUNT AND AUV Segment Profit Margin 56% 62% 58% 59% Franchise Revenue Rental + Financing Revenue $1.9 $2.0 $1.9 $1.9 AUV

Strong Brand Equity and Innovation Leader Source: Lieberman Research Worldwide Peer average consists of Denny’s, Bob Evans, Cracker Barrel and Waffle House 8-IN-10 CONSUMERS SAY THEY LOVE IHOP * Momentum = Brand is on the way up / has a lot going for it IHOP GUEST PERCEPTION

Strong Franchisee Base (1) Data as of December 31, 2017. IHOP FRANCHISEES BY PORTFOLIO SIZE(1)

IHOP Leadership Team Jay Johns SVP, Operations Brad Haley SVP, Chief Marketing Officer Carrie Stojack VP, Consumer Insights Adam Snow VP, Strategy & Business Analytics VP, Development Gregg Benvenuto Nevielle Panthaky VP, Menu Dev & Innovation Alisa Gmelich VP, Marketing

IHOP’s Strategy For Success

Cultural Context

Purpose

A deep consumer understanding Where are they going? Why are they going there? When are they going? Who are they going with? What are they ordering? Dedicated Consumer Insights Team Agencies Consultants Partners Consumer trends Suppliers Project Teams Social Data Business Analytics Brand Insight Product Insight Leadership Teams Cultural Insight Competitive Insights Franchisees Guest Opportunity Study 360° VIEW OF THE GUEST Deep Understanding of Guest Needs

HALF OF IHOP GUESTS ARE YOUNGER THAN 35 THIS REPLENISHES OUR LONG-TERM DEMAND AND PROVIDES A LIFE-LONG SENSE OF FUN AND BELONGING The IHOP Guest Source: NPD CREST Deep Understanding of Guest Needs IHOP GUEST AGE DEMOGRAPHICS 46

Completed 620 remodels since 2016, representing approximately 37% of total domestic system Rise N’ Shine Remodel Program Reinvent the Guest experience Enhances guest experience and improves operational efficiency Low single-digit sales improvement observed at remodeled locations Source: Internal Company data

UTILIZING TECHNOLOGY TO IMPROVE THE GUEST EXPERIENCE Evolving In-Store Technology Reinvent the Guest experience

IHOP IS NOW MORE ACCESSIBLE THAN EVER Implemented Mobile Ordering Technology Reinvent the Guest experience

Be Brilliant at the Basics Create a culture of iHospitality Evolution of DinePlate training platform New employee recognition program New regional field team structure Continue to drive high standards of execution IT’S ALWAYS ABOUT THE GUEST EXPERIENCE, ALL DAY, EVERY DAY Run great restaurants Guest Overall Satisfaction Trend Source: Data from Service Management Group

OFFER VALUE Drive traffic MENU OPTIMIZATION Continued Culinary Innovation EXPAND & INNOVATE EVOLVE & CLOSE GAPS PROTECT

Drive traffic IHOP COMBINES VALUE WITH ITS CORE EQUITIES TO DRIVE FREQUENCY AMONG CORE GUESTS Compelling Value Proposition for Consumers Food Attributes Source: NPD CREST

Insights and analytics-driven menu innovation State-of-the-art, analytics-based media planning New advertising campaign with agency powerhouse Droga5 Refreshed Marketing Direction AGENCY OF THE YEAR 2016 INDEPENDENT AGENCY OF THE YEAR 2017 AGENCY OF THE YEAR 2016 MOST EFFECTIVE INDEPENDENT AGENCY 2017 INDEPENDENT AGENCY OF THE YEAR 2017 AGENCY OF THE YEAR 2016 Drive traffic

Pancakes, Pancakes, Pancakes Drive traffic

Optimized Marketing Plan: Advertising Drive traffic “WANDERER” :45 (IMAGE FPO, SHIPPING FEB 6) NEW TV ADVERTISING FROM DROGA5:

NEW TV ADVERTISING FROM DROGA5: Optimized Marketing Plan: Advertising Drive traffic “STACKS” :30 “PILOTS” :30

Optimized Marketing Plan: Advertising Drive traffic “DECLARATION OF PANCAKES” :30 (IMAGE FPO, SHOOTING FEB 5) NEW TV ADVERTISING FROM DROGA5:

…AND ELEVATE OUR BRAND’S RELEVANCE ACROSS ALL DIGITAL AND SOCIAL CHANNELS Optimized Marketing Plan: Social / Digital Media Drive traffic GENERATE UNPAID / FREE VIEWS… …ADVANCED MEDIA ANALYTICS DRIVE TARGETED PLACEMENTS BASED ON ACTUAL GUEST VIEWING & DIGITAL BEHAVIOR

IHOP Leads in Social Media Drive traffic Cracker Barrel 10% IHOP WAS MENTIONED IN 49% OF BRANDED BREAKFAST CONVERSATIONS 4.3MM Members Source: Crimson Hexagon, Unmetric, Spredfast Intelligence and social media channels IHOP HAS 4.8MM FANS AND FOLLOWERS

A Strategic Approach to Off-Premise TECHNOLOGY QUALITY PACKAGING IN-STORE SERVICE Be where the Guest is

TO-GO AND DELIVERY BUSINESSES TO DRIVE SIGNIFICANT FUTURE GROWTH Growing Our Off-Premise Business Be where the Guest is OFF-PREMISE COMP SALES OFF-PREMISE AVERAGE CHECK Online Orders Call-in Orders Source: Internal Company data

Continued domestic development Non-traditional and small formats Significant growth opportunities in urban/rural areas Consistent Restaurant Development Be where the Guest is Source: Company’s fiscal 2017 Form 10-K filing and Company projections.

Development of Non-Traditional Restaurant Formats Be where the Guest is WINSTAR WORLD CASINO & RESORT – THACKERVILLE, OK LOVE’S TRAVEL STOPS-FRANCHISED IHOP EXPRESS – WHITEHOUSE, TN HARTSFIELD–JACKSON ATLANTA INTERNATIONAL AIRPORT DALLAS/FORT WORTH INTERNATIONAL AIRPORT

Doing Good is Good for Business: Community Giving $30MM collected for charity partners since 2006(1) National Pancake Day is both our highest traffic day and our signature giving event Veterans Day is another cornerstone for both IHOP traffic and giving – we focus on our partnership with Children of Fallen Patriots (1) Based on information from IHOP franchisees and internal Company data

SEGMENT REVENUE(1) Projected Financial Performance Franchise Revenue Rental + Financing Revenue $314 $340+ Source: Company’s fiscal 2017 Form 10-K filings, fourth quarter fiscal 2017 earnings press release dated February 20, 2018 and Company projections (1) Excludes advertising revenue 2%+ CAGR 4%+ CAGR ($mm) SEGMENT PROFIT $194 $225+ ($mm) 3%+ CAGR 65

New, world-class leadership team in place Franchisees unified behind go forward strategy Distinctive consumer insights and improved analytics Continued development of traditional and new formats Significant daypart expansion opportunities Growth through urban and underpenetrated markets Conclusion OUR GOAL IS TO CREATE SIGNIFICANT VALUE FOR SHAREHOLDERS & FRANCHISEES

Applebee’s Strategic Review JOHN CYWINSKI PRESIDENT, APPLEBEE’S

Business Overview Franchisee Portfolio Leadership Team Our Guest Growth Strategy Future Performance Applebee’s Strategic Review

SCALE Founded in 1980 Leader in Casual Dining category 1,782 Applebee’s locations domestically 35 domestic franchisees in the system Business Overview BRAND OVERVIEW DINING OCCASIONS Source: Company’s fiscal 2017 Form 10-K filing and fourth quarter fiscal 2017 earnings press release dated February 20, 2018. (1) Excludes advertising revenue (2) Source: Nation’s Restaurant News, “Top 100,” June 19, 2017. KEY FINANCIALS MARKETS (% OF UNITS) #1 among Casual Dining restaurants in the U.S.(2) Fiscal 2016 system-wide sales: $4.1 billion Fiscal 2017 Franchise revenue: $169 million(1) Late Night 14% Dinner 48% Afternoon 15% Lunch 23% 15 Countries International 8% All 50 states United States 92%

Category showing improvement Favorable economic conditions Chains outperforming independents on traffic (+1% vs. -5%) Significant independent closures Bar & Grill gaining CDR share (+0.7% since 2012) Off-premise driving growth Casual Dining Overview Source: NPD CREST and BlackBox

Casual Dining Leader #1 in System Sales 2016 SYSTEM-WIDE SALES VS. PEERS 2016 UNIT COUNT VS. PEERS #1 in Unit Count ($bn) Source: Nation’s Restaurant News, “Top 100”, June 19, 2017

Historical Financial Performance APPLEBEE’S REVENUE & PROFITABILITY(1) APPLEBEE’S RESTAURANT COUNT & AUV $2.4 $2.5 $2.4 $2.3 AUV 78% 82% 86% 94% Segment Profit Margin ($mm) ($mm) Source: Company’s fiscal 2017 Form 10-K filing and fourth quarter fiscal 2017 earnings press release dated February 20, 2018 (1) Excludes advertising revenue

2017 was a transition year for Applebee’s Growth plan underway Enhanced relevance Sustained profitable growth Early momentum Partnership, structure, strategy and execution Brand in Transition

35 franchise entities Majority are strong performers Strong alignment going forward Fully leveraging entrepreneurial spirit and best-practice sharing Re-established trust, partnership & belief Providing financial assistance for those in need Portfolio will evolve… by design Applebee’s Franchisee Portfolio

Re-establish brand identity and culture Shift shared-service model to dedicated brand resources Clear focus and accountability Best-in-class leadership team in place Applebee’s Structure

Applebee’s Leadership Team Kevin Carroll Chief Operations Officer Joel Yashinsky Chief Marketing Officer Stephen Bulgarelli Chief Culinary Officer Scott Gladstone VP, Strategy/Off-Premise Steve Levigne VP, Consumer Insights Patrick Kirk VP, Bar/Beverage Reid Leslie VP, Marketing Pamela Long Division VP, Operations Ryan Wright Division VP, Operations Karen Williams VP, Operations Services

Honest look in the mirror Re-define who we are and what we stand for Embrace our brand essence Guest-led … Insight-driven Applebee’s Starting Point

Broadly appealing demographics Middle income Family skew Diverse age composition Applebee’s Guest Profile Source: NPD CREST Applebee’s Traffic by Age Gen Z Millennial Gen X Boomer 15.3% (111) 29.9% (147) 28.3% (104) 26.4% (68)

Routine Traditionalists Prefer CDR chains … will pay more … older … loyal Value Seekers Prefer CDR chains … price important … brand switchers Applebee’s Core Target

Essential Brand Metric Source: NPD CREST Value for the Money 81

+$300,000 (2018-2022 AUV) Applebee’s Restaurant-Level Goal Source: Company projections.

Applebee’s Quarterly Comp Sales Source: Company’s fiscal 2017 Form 10-K filing

Applebee’s Growth Strategy Restaurant Excellence Technology Investment Culinary Innovation World-Class Marketing Off-Premise Relevance Return to Unit Growth in 2020

New Chief Operations Officer Reduce operational variability Guest-satisfaction metrics/accountability Operations simplification Kitchen/recipe complexity Engaged consultants to improve restaurant-level profitability Applebee’s Restaurant Excellence

RESTAURANT TABLETOP SURVEY (5,700,000 ANNUAL RESPONSES) Applebee’s Ops Metrics Continue to Improve 2016 2017 Overall Satisfaction 69% 76% + 7% Attentive Server 80% 85% + 5% Pace 75% 81% + 6% Cleanliness 73% 78% + 5% Experience A Problem 8% 5% - 3% Source: Applebee’s Internal Guest Information Feedback Tool

NPD Guest Overall Satisfaction (% Top Box) Source: NPD Group CREST, YE November 2017. Point changes reflect top box scores (% excellent) on 5 pt scale.

Investing heavily to enable brand initiatives Tabletop device evolution Enhanced website and App functionality Carside arrival notification Carside hand-held transacting Modernizing POS Applebee’s Technology

New Chief Culinary Officer Broadly appealing/mainstream flavors and recipes Embrace variety (something for everyone) Restore abundant & indulgent value Guest-driven, ops-validated innovation Address quality and value gaps Applebee’s Culinary Innovation

New Chief Marketing Officer Buzzworthy promotional calendar Disciplined testing & validation Refined media strategy Right target + right programming + right message Distinctive brand voice and personality World-Class Marketing

Keep It Comin’ AYCE RIBLETS & TENDERS

VIDEO CALL Keep it Comin’

It’s All Coming Back To Me AYCE RIBLETS & TENDERS

VIDEO CALL It’s All coming back to me

Brunch Burger Quesadilla Burger Whisky Bacon Burger $7.99 HANDCRAFTED BURGERS

Brunch Burger Quesadilla Burger Whisky Bacon Burger VIDEO CALL

Alcohol 15% of Sales Source: Internal Company data

New Vice President, Off-Premise Growth engine, highly incremental Ongoing optimization (technology, packaging, service) Best-positioned brand in CDR Actively implementing delivery Off-Premise Relevance TO-GO % OF SALES Source: Internal Company data and projections

Get Outta My Dreams Applebee’s To-Go

VIDEO CALL get outta my dreams

Come To My Window Applebee’s To-Go

VIDEO CALL come to my window

Growing Our Off-Premise Business

92% of restaurants remodeled between 2012-2015 Closing under-performing, non-viable restaurants (~60 in 2018) Begin traditional and non-traditional development again in 2020 Strong Asset Base RESTAURANT COUNT Source: Internal Company data and projections

Projected Financial Performance Applebee’s Revenue $161 $180+ 3%+ CAGR APPLEBEE’S PROFITABILITY 82% ($mm) Note: Excludes advertising revenue Source: Internal Company data and projections

New and talented leadership team Plan to stabilize performance and accelerate growth Continued innovation and restaurant-level execution Genuine franchisee partnership, confidence and enthusiasm Conclusion Our goal is to create significant value for shareholders & franchisees

Franchisee Perspective Greg Flynn FOUNDER,CHAIRMAN & CEO Apple American Group

International Strategic Review William Urrego REGIONAL VICE PRESIDENT AND GENERAL MANAGER THE AMERICAS

Global Footprint Business Overview Historical Performance International Strategy Ingredients for Success International Strategic Review International Strategic Review

Dine Brands: Broad Global Footprint Bahrain: (3 locations) Guam & North Mariana Islands: (4 locations) Egypt: (1 location) India: (1 location) Indonesia: (2 locations) Kuwait: (13 locations) Lebanon: (1 location) Qatar: (8 locations) Saudi Arabia: (35 locations) Thailand: (1 location) United States: (3,453 locations) Brazil: (9 locations) Canada: (44 locations) Chile: (1 locations) Costa Rica: (3 locations) Dominican Republic: (3 locations) Guatemala: (7 locations) Mexico: (98 locations) Panama: (4 locations) UAE: (16 locations) Puerto Rico: (10 locations) Key Target Markets Mexico Canada Middle East Source: Company’s fiscal 2017 Form 10-K filing

Global Footprint by Brand 115 restaurants 13 countries 20 franchisees Key markets include: Canada Latin America Middle East 154 restaurants 15 countries 25 franchisees Key markets include: Canada Latin America Middle East Source: Internal Company data

Historical Growth 269 TOTAL UNITS International Strategic Review Source: Company’s 10-K filings for fiscal years 2013-2017

Expected Growth Acceleration INTERNATIONAL UNITS OVER TIME +60 units over 4 years +200 units over 4 years International Strategic Review Source: Company’s 10-K filings for fiscal years 2013 & 2017 and Company projections

IHOP: Spreading Happiness International Strategic Review

Applebee’s: There’s Always A Reason To Celebrate International Strategic Review

Four Pillar International Strategy International Strategic Review

Brand Evolution Incorporated Throughout the Guest Experience CELEBRATION DESIGN IHOP CALIFORNIA HERITAGE DESIGN International Strategic Review

Place: International IHOP Locations International Strategic Review

Place: International Applebee’s Locations International Strategic Review

Key Growth Initiatives SMALLER FOOTPRINTS Allow flexibility for our developing international partners Compelling unit economics in larger cities with restrictive real-estate costs IHOP BANGKOK, THAILAND Smallest IHOP in the world (750 sq. ft) Strong sales performance 1st of 10 units in 5 years International Strategic Review

Express / To-Go IHOP Fresh & Go, Panama Small 1200 sq. ft. size 4th Alpha unit, more under development Featuring packaged pre-prepared foods and shortened menu Flexibility Extends to New Prototypes ABILITY TO TEST INITIATIVES INTERNATIONALLY PRIOR TO LEVERAGING BEST PRACTICES IN THE U.S. International Strategic Review

Established national advertising fund for Applebee’s in Mexico and the Middle East Developing national advertising fund for IHOP in Canada Strategic partnership with 20th Century Fox for IHOP, driving positive sales for locations in Mexico Marketing Strategy International Strategic Review

Applebee’s Mexico: National Advertising Fund International Strategic Review

International Local Marketing Initiatives REMEMBRANCE DAY (CANADA) NOV 11TH International Strategic Review

Creating a Service Culture International Strategic Review

Unique International Menu Offerings International Strategic Review

Strong affinity for American brands, especially at breakfast Many emerging markets with growing disposable income Key Target Markets MEXICO & LATIN AMERICA MIDDLE EAST CANADA Developed, diversified economy with high disposable income Affinity for classic American brands The Middle East is the strongest market for dining out globally, as 40% of meals are purchased away from home Large, stable franchisee in Middle East: Alshaya Group International Strategic Review Source: Data from Technomic Country Reports

EXISTING COMMITMENTS TO OPEN OVER 130 INTERNATIONAL RESTAURANTS OVER THE NEXT 5 YEARS Franchisees Have Committed to Meaningful Openings Over Next 5 Years Middle East 50 units Canada & Latin America 54 units India & SE Asia 31 units International Strategic Review Source: Internal Company data

Dedicated and Diverse International Team International Infrastructure Supports Growth Plan DEDICATED TEAM MEMBERS IN CANADA, MEXICO, THE MIDDLE EAST AND ASIA PACIFIC OUR TEAM REPRESENTS 11 DIFFERENT NATIONALITIES WE ARE FLUENT IN A COMBINED 10 LANGUAGES WE LIVE THE CULTURE International Strategic Review

Fastest growing part of the business Significant existing commitments for new development globally Expected to almost double international footprint over next 5 years We are excited about the future of the international business Conclusion INTERNATIONAL IS EXPECTED TO SERVE AS A SIGNIFICANT GROWTH ENGINE AND CREATE SUBSTANTIAL VALUE FOR SHAREHOLDERS AND FRANCHISEES International Strategic Review

Dine Brands Global, Inc. Investor Day FEBRUARY 21, 2018

Technology & Innovation Adrian Butler SVP, CHIEF INFORMATION OFFICER

Industry Trends Progress To Date Strategic Approach Technology & Innovation Technology & Innovation

Driving additional traffic through digital platforms Expansion of delivery driven by consumer demand Manage upward pressure on operational cost (i.e. labor) Business Intelligence and Marketing platforms that deliver customized offers Guest Expectations Driving Current Trends Technology & Innovation

GUEST CONVENIENCE 2017 Focus SPEED OF SERVICE REDUCING FRICTION - SEAMLESS INTEGRATED DESIGN AVAILABILITY – OMNI-CHANNEL & OFF-PREMISE / DELIVERY Technology & Innovation

ELEVATING GUEST AND TEAM MEMBER EXPERIENCE BOTH IN RESTAURANTS AND OFF-PREMISE THROUGH: Strategic Approach TRANSFORMING THE GUEST EXPERIENCE THROUGH 4D TECHNOLOGY STRATEGY: SMART DEVICES ONLINE DATA DELIVERY DINING DISCOVERY APPS Technology & Innovation

1:1 PREDICTIVE MARKETING (1) Source: Deloitte Digital DEEP INSIGHTS & RICH ANALYTICS TRANSFORMING THE GUEST EXPERIENCE THROUGH 4D TECHNOLOGY STRATEGY: DATA DELIVERY DINING DISCOVERY 138 Technology & Innovation Data: Personalized 1:1 Marketing

ROBUST NEW APPS NEW .COM PLATFORMS CONNECTED CAR ORDERING AND LOCATION SERVICES VOICE ORDERING TRANSFORMING THE GUEST EXPERIENCE THROUGH 4D TECHNOLOGY STRATEGY: DATA DELIVERY DINING DISCOVERY Technology & Innovation Discovery: Advancing Digital and Mobile Technologies

GUEST WiFi MOBILE ORDERING AND PAYMENT TABLE SIDE PAYMENT NEXT GENERATION TABLETOP MODERNIZED POS KITCHEN DISPLAY SYSTEM (KDS) TRANSFORMING THE GUEST EXPERIENCE THROUGH 4D TECHNOLOGY STRATEGY: DATA DELIVERY DINING DISCOVERY Technology & Innovation Dining: Modernizing In-Restaurant Technology SPEED OF SERVICE (SERVER TABLETS)

ONLINE ORDERING WORKING WITH LEADING DELIVERY PROVIDERS INTEGRATED WITH MOBILE APP TRANSFORMING THE GUEST EXPERIENCE THROUGH 4D TECHNOLOGY STRATEGY: DATA DELIVERY DINING DISCOVERY Technology & Innovation Delivery: Collaboration with Leading Providers

Our aim is to create a unique and innovative personalized experience for our guests, wherever and whenever they want Utilizing data and analytics to better serve our guests Leveraging technology to enhance the guest and team member experience Facilitating broader access to brands through web, mobile, voice ordering, car, etc… Building an omni-channel approach so guests can access our brands on their terms Conclusion Technology & Innovation

Financial Summary Gregg Kalvin Interim CFO and SVP, Corporate Controller

Historical Financial Performance Projected Financial Performance Significant Margin Improvement Opportunity Tax Implications Cash Flow Generation Capital Allocation Priorities Shareholder Growth Algorithm Financial Summary Financial Summary

Commitment to Financial Success We are implementing a plan to return to growth at both brands We continue to pursue cost optimization opportunities We expect to generate substantial cash flow and earnings going forward We are committed to making the necessary investments to further strengthen the business for the long-term We are excited about the future OUR GOAL IS TO CREATE SIGNIFICANT FUTURE VALUE FOR SHAREHOLDERS Financial Summary

Total Units Historical Financial Performance: Unit Count & AUV International AUV ($mm) 146 AUV ($mm) Financial Summary $2.5 $2.4 $2.3 Source: Company’s Form 10-K filings for fiscal years 2015-2017 and internal Company data

Historical Financial Performance: Revenue & Segment Profit Segment Profit International International Revenue(1) Source: Company’s Form 10-K filings for fiscal years 2015-2017 and Company information. (1) Includes IHOP domestic advertising revenue, IHOP international advertising revenue and Applebee’s international advertising revenue Financial Summary ($mm) ($mm)

Projected Financial Performance: Revenue CONSOLIDATED REVENUE (Excludes Advertising) $565+ International Low-single digit growth Financial Summary ($mm) Source: Company’s fiscal 2017 Form 10-K filings, internal Company data and projections

Projected Financial Performance: Unit Count & AUV AUV ($mm) International Calculation of percentages may be subject to rounding of average unit volumes TOTAL UNITS +2% CAGR +3% CAGR +3% CAGR AUV ($mm) Financial Summary Source: Company’s fiscal 2017 Form 10-K filings, internal Company data and projections

General & Administrative Expense Financial Summary Includes $9mm of one-time severance Reduction of third-party professional services and other G&A expected to increase at or below inflation Source: Company’s Form 10-K filings for fiscal years 2015-2017 and Company projections (1)Based on midpoint of 2018 guidance. (1) ($mm)

Significant Margin Improvement Source: FactSet, Company’s fiscal 2017 Form 10-K filing and Company projections. Note: Excludes advertising revenue See Appendix for reconciliation of non-GAAP financial measures (1) Highly Franchised peers include Denny’s, Dominos, Dunkin’, Restaurant Brands International, Wendy’s, Sonic, Jack in the Box and Papa John’s. (2) Family / Casual Dining peers include Darden, Cracker Barrel, Brinker, Texas Roadhouse, Bloomin’, Cheesecake Factory, Buffalo Wild Wings, BJ’s, and Red Robin. 100% franchised business model generates significant profit on new revenue and industry-leading margins (1) (2) Financial Summary 151

WE EXPECT TO UTILIZE ADDITIONAL CASH TO: INVEST IN EXISTING BRANDS OPPORTUNISTICALLY REPURCHASE SHARES AND POTENTIALLY PURSUE NEW SCALE OPPORTUNITIES Tax Implications Blended Tax Rate 40%~26% Additional Cash Generated ~$15mm in 2018 Financial Summary Source: Internal Company data and projections

FULLY-FRANCHISED AND ASSET-LITE MODEL GENERATES SUBSTANTIAL ADJUSTED FREE CASH FLOW Investment to drive growth at both brands Attractive capital return to shareholders Minimal capex requirements Substantial Cash Flow Generation Source: Company’s fiscal 2017 Form 10-K filing and Company’s projections (1) See appendix for reconciliation of the Company's cash provided by operating activities to adjusted free cash flow ADJUSTED FREE CASH FLOW(1) 153 $95 - $115 $63 $94 - $114 $175+ Financial Summary ($mm)

Invest in Existing Brands Dividends Repurchase Shares Manage Long-Term Debt Scalable Platform Capital Allocation Priorities Financial Summary

Culinary innovation to enhance the guest experience Technology to create more ways for consumers to access our brands New growth platforms (e.g., To-Go and new formats) Rigorous quantitative analysis in insights and analytics Establishing more responsibility and accountability at the brand level Reassigning key functions to create greater efficiency for both brands Invest in Existing Brands INVESTING IN… Shifting investment into the brands from corporate

156

Dividends

- Quarterly cash dividend of $0.63 per share in Q1 2018 ($2.52 per share annualized)
- Payout ratio of ~44%[(1)]
- Opportunity for meaningful share repurchases

RETURNING CAPITAL TO SHAREHOLDERS REMAINS A TOP PRIORITY

DIVIDEND YIELD


~4.7%(2)
Dividend remains amongst highest in restaurant category
~2.0%
DINE BRANDS
Highly Franchised Peers
Family / Casual Dining Peers

Source: Wall Street research and company filings. Highly Franchised peers include Denny's, Dominos, Dunkin', Restaurant Brands International, Wendy's, Sonic, Jack in the Box and Papa John's. Family / Casual Dining peers include Darden, Cracker Barrel, Brinker, Texas Roadhouse, Bloomin' Brands, Cheesecake Factory, Buffalo Wild Wings, BJ's Restaurants and Red Robin Gourmet Burgers.
(1) Based on an approximate mid-point of 2018 guidance for adjusted free cash flow of $104 million.
(2) Assumes a common stock price of $54

Financial Summary

Committed to best-in-class capital returns to shareholders Reduced dividend provides opportunity for meaningful share repurchases Continuously evaluate timing and attractiveness of share repurchases Repurchase Shares (1) See Appendix for reconciliation of non-GAAP financial measures Source: Company’s earnings press release dated February 20, 2018 and Company projections SIGNIFICANT ADJUSTED EPS (1) GROWTH EXPECTED 157 $10.00+ $4.15 High teens EPS growth Financial Summary

$1.3 billion of 4.277% Fixed Rate Senior Notes last refinanced in 2014 Make-whole goes away in September 2018, creating an opportunity to refinance debt to increase flexibility Manage Long-Term Debt Source: Wall Street research and company filings. (1)As of 12/31/17. LEVERAGE IN-LINE WITH FRANCHISED PEERS – REFINANCING OPPORTUNITY Dine Brands capital structure supported by strong, predictable cash flow from franchise model LTM Debt / EBITDA TARGETING MEANINGFUL DELEVERAGING OVER 5-YEAR FORECAST THROUGH EBITDA GROWTH Financial Summary (1)

2018 Guidance 159 Guidance ($mm) Domestic Same Restaurant Sales Applebee's 0% - 3% IHOP 0% - 3% Gross Development (Global) Applebee's 10 - 15 IHOP 85 - 100 Closures (Global) Applebee's 60 - 80 IHOP 30 - 40 Franchise Segment Profit (mm) $289 - $307 Rental and Financing Segment Profit (mm) ~$37 Consolidated G&A (mm) $147 - $156 Cash Interest Expense (mm) ~$58 Income Tax Rate ~ 26% Adjusted Free Cash Flow (mm) (1) $94 - $114 GAAP EPS $4.31 - $4.61 Adjusted EPS (1) $4.95 - $5.25 Financial Summary Source: Company’s earnings release issued on February 20, 2018 (1) See Appendix for reconciliation of non-GAAP financial measures

Strong Projected Financial Performance 160 REVENUE Low single digit growth(1) Applebee’s: +3% IHOP: +2% International: +15% ADJUSTED EPS (3) $63 $175+ $4.15 $10.00+ $738(1) $900+(1) $492(2) $565+(2) EBITDA(3) Mid single digit growth 10%+ margin expansion $224 $315+ ADJUSTED FREE CASH FLOW (3) Increasing free cash flow with significant return to shareholders High teens EPS growth Financial Summary ($mm) 46% Margin (2) 56% Margin (2) Source: Company’s fiscal 2017 Form 10-K filings and Company projections. Includes IHOP and Applebee’s advertising revenue Excludes advertising revenue See appendix for reconciliation of the Company’s non-GAAP financial measures.

Projected Annual Shareholder Growth Algorithm ADJUSTED EPS GROWTH DIVIDEND YIELD WE ARE COMMITTED TO CREATING SIGNIFICANT FUTURE VALUE FOR SHAREHOLDERS EXPECTED TOTAL SHAREHOLDER RETURN High teens ~4.7% 20%+ Financial Summary Source: Internal Company data and projections

Closing Remarks Steve Joyce Chief Executive Officer

Q & A

Dine Brands Global, Inc. Investor Day FEBRUARY 21, 2018

Appendix

Appendix: Adjusted Free Cash Flow Source: Company Form 10-K filings and earnings press releases See non-GAAP financial measures disclosure 166 Adjusted free cash flow is a non-GAAP financial measure. Reconciliation of the cash provided by operating activities to adjusted free cash flow is as follows:

Adjusted earnings per share is a non-GAAP financial measure. Reconciliation of net income available to common stockholders to the diluted net income available to common stockholders, as adjusted, is as follows: Appendix: Adjusted Earnings per Share   2017 Net Income Available to Common Stockholders       Net income (loss) available to common stockholders, as reported ($18.28) Impairment of goodwill and intagible assets $26.25 Executive seperation costs $0.31 Kansas City Support Center consolidation costs - Amortization of intangible assets $0.35 Closure and other impairment charges $0.14 Non-cash interest expense $0.12 Loss (gain) on disposition of assets ($0.22) Income tax adjustments ($4.07) Net income alllocated to unvested participating restricted stock ($0.46) Rounding $0.01 Diluted net income available to common stockholders per share $4.15 as adjusted Source: Company’s fiscal 2017 earnings press release dated February 20, 2018 See non-GAAP financial measures disclosure 7

Appendix: EBITDA Definitions of all components used in calculating the above ratios are found in the Base Indenture and the related Series 2014-1 Supplement to the Base Indenture, dated September 30, 2014, filed as Exhibits 4.1 and 4.2, respectively, to our Current Report on Form 8-K filed on October 3, 2014. 168 Reconciliation of U.S. GAAP income before taxes to EBITDA